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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 2, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               -------------------


                              SONUS NETWORKS, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                    000-30229                04-3387074
----------------------------  -----------------------  -------------------------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
       of Incorporation)                                  Identification No.)



                 5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS 01886
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (978) 692-8999
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 ---------------


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Item 2.  Acquisition or Disposition of Assets

         On January 18, 2001, Sonus Networks, Inc., a Delaware corporation ("Sonus"), and Storm Merger Sub, Inc., a Texas corporation and a wholly-owned subsidiary of Sonus ("Sub"), completed its acquisition of privately-held telecom technologies, inc., a Texas corporation ("TTI"), pursuant to an Agreement and Plan of Merger and Reorganization, dated as of November 2, 2000 (the "Merger Agreement"), in which Sub merged with and into TTI with TTI as the surviving corporation (the "Merger").

         Upon the closing of this acquisition, an aggregate of 10,800,000 shares of Sonus common stock (the "Merger Shares") were exchanged for all outstanding shares of TTI Class A and Class B common stock. Of these 10,800,000 shares issued to the current TTI stockholders, 1,200,000 shares were placed into escrow as security for TTI's indemnity obligations under the Merger Agreement, and will be released to the TTI shareholders upon expiration of those indemnity obligations, expected to be on the first anniversary of the closing date.

         In addition to the Merger Shares, the TTI shareholders will have the right to receive up to an aggregate of 4,200,000 additional shares (the "Milestone Shares") of Sonus common stock placed in escrow in the event that TTI achieves certain specified technical and business-related milestones (the "Milestone Conditions"), from time to time prior to December 31, 2002.

         The Milestone Shares will be released as follows: (a) 1,800,000 shares will be released to the former TTI shareholders if TTI ships and receives customer acceptance of certain customer-related deliverables prior to December 31, 2001; (b) up to an aggregate of 900,000 shares will be released to the former TTI shareholders if TTI is able to incorporate certain specified features into its principal software product prior to certain dates ranging from May 31, 2001 to December 31, 2001; and (c) up to 1,500,000 shares will be released to the former TTI shareholders if TTI meets certain customer expansion goals in whole or in part on or prior to December 31, 2002. In the event that TTI does not meet any of these conditions in whole or in part, all or some (in the event of certain specified partial satisfactions of such conditions) of the Milestone Shares attributable to such conditions will revert to Sonus and be canceled. Under the Merger Agreement, Ms. Anousheh Ansari, the Chairman and Chief Executive Officer of TTI at the time of the acquisition, or a designated successor, has been granted certain specific management rights over the operations of TTI during the period between the closing and the earlier of the release of all of the Milestone Shares or December 31, 2002.

         Under the terms of the Merger Agreement, Sonus has assumed all outstanding options to purchase TTI common stock, which have converted into the right to receive shares of Sonus common stock on the same terms as the outstanding TTI common stock converts in the Merger, including that an equivalent portion of these option shares will be subject to the indemnity escrow conditions and the Milestone Conditions. In continuation of a pre-existing agreement, Ms. Ansari shall transfer to Sonus shares of Sonus common stock, received by her in the Merger, necessary to cover the exercise of any TTI stock options assumed by Sonus. As a result, the number of shares of Sonus common stock that will be issued upon the exercise of former TTI stock options that are assumed by Sonus will not increase the aggregate number of shares of Sonus common stock issuable upon or in connection with the merger.

         In addition, immediately prior to the closing of the Merger, Sonus established the Sonus Networks, Inc. 2000 Retention Plan (the "Retention Plan"). Pursuant to the Retention Plan, certain employees of TTI have received contingent awards of shares of Sonus common stock that will vest in equal portions on each of October 31, 2002, November 30, 2002, January 31, 2003 and February 28, 2003, subject to the conditions that (i) such employees have maintained employment with the Company through the respective vesting dates and (ii) the Milestone Conditions have been satisfied in whole or in part, with the final number of shares of each award that will be deemed vested on each particular vesting date not to exceed in percentage terms the percent of the 4,200,000 Milestone Shares that have been actually released to the former TTI stockholders on or prior to such date. The maximum number of shares of Sonus common stock that may be subject to awards under the Retention Plan will be 3,000,000 shares. Any awards forfeited by employees who terminate employment with TTI prior to the aforementioned specified dates may be reallocated to remaining TTI employees, awarded to replacement hires, or returned to Sonus as provided by the terms of the Retention Plan.

         Upon completion of the Merger, TTI became a division of Sonus and its operations will remain in Richardson, Texas. Ms. Anousheh Ansari became Vice President of Sonus and General Manager in charge of the division.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         The information required by this Item was previously reported in the Registration Statement on Form S-4 dated December 22, 2000, as amended.

(b)      Pro Forma Financial Information.

         The information required by this Item was previously reported in the Registration Statement on Form S-4 dated December 22, 2000, as amended.

(c)      Exhibits.

EXHIBIT
NUMBER            DESCRIPTION

2.1* Agreement and Plan of Merger and Reorganization, dated as of November 2, 2000 (the "Merger Agreement").

23.1 Consent of Arthur Andersen LLP relating to the audited financial statements of telecom technologies, inc.

99.1     Press release, dated January 18, 2001.

99.2     Consolidated Financial Statements of telecom technologies, inc.

99.3     Unaudited Pro Forma Condensed Combined Financial Information.

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*     Incorporated by reference to same numbered exhibit to the Sonus'
      Current Report on Form 8-K, filed November 17, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 2, 2001             SONUS NETWORKS, INC.



                             By: /s/ Stephen J. Nill
                                 -----------------------------
                                 Stephen J. Nill
                                 Vice President of Finance and Administration
                                 and Chief Financial Officer
                                 (Principal Financial and Accounting Officer)




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                                  EXHIBIT INDEX




  Exhibit No.             Description
  -----------             -----------

     2.1* Incorporated by reference Agreement and Plan of Merger and Reorganization, dated November 2, 2000, by and among Sonus Networks, Inc, telecom technologies, inc. and Storm Merger Sub, Inc.

     23.1 Consent of Arthur Andersen LLP relating to the audited financial statements of telecom technologies, inc.

     99.1        Press release, dated January 18, 2001.

     99.2        Consolidated Financial Statements of telecom technologies, inc.

     99.3        Unaudited Pro Forma Condensed Combined Financial Information.


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*Incorporated by reference to the same numbered exhibit to the Sonus' Current
Report on Form 8-K, filed November 17, 2000.